UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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Resideo Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

RESIDEO TECHNOLOGIES, INC.

2021 Annual Meeting
Vote by June 8, 2021
11:59 PM ET



resideo

RESIDEO TECHNOLOGIES, INC.
901 E. 6TH STREET
AUSTIN, TEXAS 78702

D43573-P55381

You invested in RESIDEO TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2021.**

Get informed before you vote

View the 2021 Notice and Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 9, 2021
1:00 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/REZI2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Class III Directors	
Nominees:	
1a. Roger Fradin	For
1b. Nina Richardson	For
1c. Andrew Teich	For
1d. Kareem Yusuf	For
2. Advisory Vote to Approve Executive Compensation	For
3. Ratification of the Appointment of Independent Registered Public Accounting Firm	For
4. Shareholder Proposal Regarding Shareholder Right to Act by Written Consent	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D43574-P55381